T. Rowe Price International Bond Fund

Supplement to Summary Prospectus Dated May 1, 2013

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2014, Arif Husain will replace Ian D. Kelson and become co-portfolio manager of the fund along with Christopher J. Rothery. Mr. Husain will also replace Mr. Kelson as co-chairman of the fund’s Investment Advisory Committee. Mr. Husain joined T. Rowe Price International in August 2013.

The date of this supplement is December 4, 2013.

F76-041-S 12/4/13